UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM	8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 20, 2023

PPG INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-1687	25-0730780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One PPG Place, Pittsburgh, Pennsylvania, 15272
(Address of Principal Executive Offices, and Zip Code)
(412) 434-3131
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.66 2/3	PPG	New York Stock Exchange
0.875% Notes due 2025	PPG 25	New York Stock Exchange
1.875% Notes due 2025	PPG 25A	New York Stock Exchange
1.400% Notes due 2027	PPG 27	New York Stock Exchange
2.750% Notes due 2029	PPG 29A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Form 8-K is being filed as an amendment to the Current Report on Form 8-K filed by PPG Industries, Inc. (the “Company”) on April 21, 2023 (the “Original 8-K”). The Original 8-K was filed to report the results of the matters submitted to a vote at the Company’s 2023 Annual Meeting of Shareholders held on April 20, 2023 (the “Annual Meeting”). The sole purpose of this Amendment No. 1 is to disclose the Company’s decision regarding the frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers. Except for the foregoing, this Amendment No. 1 does not modify or update any other disclosure contained in the Original 8-K, and this Amendment No. 1 should be read in conjunction with the Original 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.
As previously reported, at the Annual Meeting a non-binding, advisory vote was taken on the frequency of future advisory votes on the compensation of the Company’s named executive officers (referred to as “Say-on-Pay” votes). At the Annual Meeting, consistent with the recommendation of the Company’s Board of Directors, the Company’s shareholders cast the highest number of votes in favor of holding future Say-on-Pay votes on an annual basis.

On July 20, 2023, after consideration of these voting results and other factors, the Board of Directors determined that the Company will continue to hold future Say-on-Pay votes on an annual basis until: (1) the next shareholder advisory vote on the frequency of future Say-on-Pay votes or (2) the Board of Directors otherwise determines that a different frequency for such Say-on-Pay votes is in the best interests of the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: July 24, 2023	By:	/s/ Timothy M. Knavish
Timothy M. Knavish
President and Chief Executive Officer